                                                           (PULITZER, INC. LOGO)

FOR IMMEDIATE RELEASE

                                                      900 North Tucker Boulevard

                                                       St. Louis, Missouri 63101

                                                                Tel 314/340-8402

                                                                Fax 314/340-3125

                                                For further information, contact
                                                James V. Maloney, Director of
                                                Shareholder Relations
                                                (314) 340-8402

                      PULITZER INC. REPORTS TWELFTH-PERIOD
                 REVENUE FOR FOUR WEEKS ENDED DECEMBER 26, 2004

         ST. LOUIS, January 24, 2005 -- Pulitzer Inc. (NYSE: PTZ) today announced that revenue increased 1.6 percent for the four-week accounting period ended December 26, 2004, and 5.0 percent for the fifty-two-week year-to-date period when compared to the respective 2003 periods. December 2004 advertising revenue in St. Louis and at the 12 Pulitzer Newspapers, Inc. ("PNI") markets increased 2.7 percent, with increases of 0.3 percent at the St. Louis operations and 9.0 percent at PNI.

         On a comparable basis, excluding the results of PNI acquisitions absent in the comparable periods of 2004 and 2003, total revenue increased 1.1 percent for the four-week period ended December 26, 2004, and increased 4.2 percent for the fifty-two-week year-to-date period. Total comparable advertising revenue increased 2.2 percent for the four-week period ended December 26, 2004, and increased 5.0 percent for the fifty-two-week year-to-date period. Twelfth-period 2004 comparable advertising revenue increased 0.3 percent at the St. Louis operations and 7.0 percent at PNI. Comparable advertising revenue increased 3.5 percent at the St. Louis operations and 9.1 percent at PNI for the fifty-two-week year-to-date period.

         The principal components of the twelfth-period comparable advertising revenue results for St. Louis and PNI were:

>> Comparable retail advertising revenue, including preprints, increased 1.5 percent. Comparable retail ROP revenue decreased 5.3 percent, principally due to weakness in the major department store, entertainment, and furniture categories, and the absence in 2004 of revenue related to a special advertising section commemorating the 125-year anniversary of the St. Louis Post-Dispatch (the "Post-Dispatch") in December 2003. The absence of this special section also affected St. Louis local territory revenues, which decreased 6.2 percent. Comparable retail ROP revenue decreased 10.9 percent in St. Louis and increased 6.7 percent at PNI. Comparable retail preprint revenue increased 18.0 percent in St. Louis reflecting, in part, a strong performance by Local Values, the Post-Dispatch's direct mail initiative. PNI retail preprint revenue increased 8.1 percent.

                                    - more -

Page Two
Pulitzer Inc. Period 12 Revenues


>> Comparable twelfth-period national advertising revenue, including preprints, increased 4.6 percent versus 2003, principally due to strength in the telecommunication and packaged goods categories, partially offset by weakness in the travel category. Comparable national preprint revenue increased 79.3 percent for the period, and comparable national ROP revenue decreased 6.7 percent. Comparable national advertising revenue, including preprints, increased 5.6 percent in St. Louis and decreased
       18.2 percent at PNI.

>>     Comparable twelfth-period classified revenue increased 2.6 percent versus
       2003.

                    COMPARABLE CLASSIFIED ADVERTISING REVENUE
                       PERCENTAGE CHANGE 2004 VERSUS 2003


                                                                                   Total Pulitzer,
                                                                                     including
                                                                          Tucson      Tucson
                                                              Total     Newspaper    Newspaper
 PERIOD 12                       St. Louis       PNI        Pulitzer      Agency      Agency
 ---------                       ---------     ------       --------    ---------  ---------------
Help Wanted                        16.4%        29.2%        19.7%        39.2%       22.5%
Automotive                        (12.2%)      (18.1%)      (13.6%)        2.7%      (11.8%)
Real Estate                         3.6%        16.2%         8.6%         4.0%        8.2%
Total Classified Revenue            0.4%         8.1%         2.6%        13.3%        3.9%


                    COMPARABLE CLASSIFIED ADVERTISING REVENUE
                       PERCENTAGE CHANGE 2004 VERSUS 2003


                                                                                  Total Pulitzer,
                                                                                    including
                                                                        Tucson        Tucson
                                                             Total     Newspaper    Newspaper
 YEAR-TO-DATE                     St. Louis      PNI        Pulitzer    Agency        Agency
 ------------                     ---------     -----       --------   ---------  ---------------
Help Wanted                          9.5%       33.1%        14.9%       30.9%        16.9%
Automotive                           2.8%       (0.9%)        1.9%        8.0%         2.6%
Real Estate                          6.9%       18.6%        10.4%       (2.3%)        9.3%
Total Classified Revenue             6.0%       15.8%         8.6%       12.4%         9.0%

         December 2004 revenue associated with the Company's 50 percent interest in the Tucson Newspaper Agency ("TNI") increased 7.4 percent, and total advertising revenue increased 9.9 percent. TNI retail revenue, including preprints, increased 7.1 percent, with a 5.4 percent increase in retail ROP and a 10.7 percent increase in retail preprint revenue. Local territory revenues decreased 3.7 percent for the period. TNI national revenue, including preprints, increased 35.2 percent, with both ROP and preprints showing strong gains. December classified revenue increased 13.3 percent.

                                      * * *

Page Three
Pulitzer Inc. Period 12 Revenues

         Pulitzer Inc., through various subsidiaries and affiliated entities, is engaged in newspaper publishing and related new media activities. The Company's newspaper operations include two major metropolitan dailies, the St. Louis Post-Dispatch and the Arizona Daily Star in Tucson, Ariz., and, through its Pulitzer Newspapers, Inc. ("PNI") subsidiary, 12 other dailies and more than 65 weekly newspapers, shoppers and niche publications. The PNI dailies are The Pantagraph, Bloomington, Ill.; The Daily Herald, Provo, Utah; the Santa Maria Times, Santa Maria, Calif.; The Napa Valley Register, Napa, Calif.; The World, Coos Bay, Ore.; The Sentinel, Hanford, Calif.; the Arizona Daily Sun, Flagstaff, Ariz.; The Daily Chronicle, DeKalb, Ill.; The Garden Island, Lihue, Hawaii; the Daily Journal, Park Hills, Mo.; The Lompoc Record, Lompoc, Calif.; and The Daily News, Rhinelander, Wis. The Company's newspaper operations also include the Suburban Journals of Greater St. Louis, a group of 38 weekly papers and various niche publications.

         The Company's new media and interactive initiatives include STLtoday.com in St. Louis, azstarnet.com in Tucson, and Web sites for all of its other dailies. Pulitzer Inc. is the successor to the company originally founded by Joseph Pulitzer in St. Louis in 1878. For further information, visit our Web site at www.pulitzerinc.com.


NOTES:
--------------------------------------------------------------------------------

Statements in this press release concerning the Company's business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, together with other statements that are not historical facts, are "forward-looking statements" as that term is defined under the Federal Securities Laws. Forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those stated in such statements. Such risks, uncertainties and other factors include, but are not limited to, industry cyclicality, the seasonal nature of the business, changes in pricing or other actions by competitors or suppliers (including newsprint), outcome of labor negotiations, capital or similar requirements, and general economic conditions, any of which may impact advertising and circulation revenues and various types of expenses, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in "forward-looking statements" are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Accordingly, investors are cautioned not to place undue reliance on any such "forward-looking statements," and the Company disclaims any obligation to update the information contained herein or to publicly announce the result of any revisions to such "forward-looking statements" to reflect future events or developments.

                                -tables attached-

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT
(Revenue in thousands--Unaudited)

                                       Four Weeks      Four Weeks                      52 Weeks       52 Weeks
                                         Ended           Ended                          Ended           Ended
                                      December 26,    December 28,                   December 26,   December 28,
                                          2004       2003 (Note 3)     Change            2004       2003 (Note 3)     Change
                                      ------------   ------------   ------------     ------------   ------------   ------------
CONSOLIDATED OPERATING
REVENUE (NOTE 1):

   Advertising:
    Retail                            $     10,996   $     11,529           (4.6%)   $    123,429   $    120,284            2.6%
    National                                 2,462          2,638           (6.7%)         26,876         29,000           (7.3%)
    Classified                               8,010          7,747            3.4%         134,402        122,559            9.7%
                                      ------------   ------------   ------------     ------------   ------------   ------------

     Total                                  21,468         21,914           (2.0%)        284,707        271,843            4.7%

    Preprints                                7,456          6,248           19.3%          70,064         63,249           10.8%
                                      ------------   ------------   ------------     ------------   ------------   ------------

     Total Advertising                      28,924         28,162            2.7%         354,771        335,092            5.9%

   Circulation                               6,000          6,310           (4.9%)         81,288         80,639            0.8%
   Other                                       611            503           21.5%           7,596          6,933            9.6%
                                      ------------   ------------   ------------     ------------   ------------   ------------
     Total                            $     35,535   $     34,975            1.6%    $    443,655   $    422,664            5.0%
                                      ============   ============   ============     ============   ============   ============

OPERATING REVENUE OF CONSOLIDATED
SUBSIDIARIES:

   St. Louis Operations (Note 2):
    Advertising                       $     20,372   $     20,315            0.3%    $    250,684   $    242,277            3.5%
    Circulation                              4,491          4,790           (6.2%)         60,676         59,890            1.3%
    Other                                      224            129           73.6%           2,575          1,751           47.1%
                                      ------------   ------------   ------------     ------------   ------------   ------------
     Total                            $     25,087   $     25,234           (0.6%)   $    313,935   $    303,918            3.3%
                                      ============   ============   ============     ============   ============   ============

   Pulitzer Newspapers, Inc.
    Advertising                       $      8,552   $      7,847            9.0%    $    104,087   $     92,815           12.1%
    Circulation                              1,509          1,520           (0.7%)         20,612         20,749           (0.7%)
    Other                                      387            374            3.5%           5,021          5,182           (3.1%)
                                      ------------   ------------   ------------     ------------   ------------   ------------
     Total                            $     10,448   $      9,741            7.3%    $    129,720   $    118,746            9.2%
                                      ============   ============   ============     ============   ============   ============

OPERATING REVENUE OF UNCONSOLIDATED
NEWSPAPER JOINT VENTURE:

   Pulitzer's 50% share of Tucson
      Newspaper Agency:
    Advertising                       $      3,698   $      3,366            9.9%    $     43,979   $     41,496            6.0%
    Circulation                                875            903           (3.1%)         11,339         11,467           (1.1%)
    Other                                       45             29           55.2%             541            447           21.0%
                                      ------------   ------------   ------------     ------------   ------------   ------------
     Total                            $      4,618   $      4,298            7.4%    $     55,859   $     53,410            4.6%
                                      ============   ============   ============     ============   ============   ============


                                   -continued-

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT
(Revenue in thousands--Unaudited)


Note 1

Year-to-year comparisons are affected by acquisitions of weekly newspapers, shoppers, and niche publications within the last 12 months that complement the Company's newspapers in several markets. On a comparable basis, excluding the impact of the acquisitions for comparable ownership periods in each year, advertising and total revenues would have increased as follows:

                                   Four Weeks                           52 Weeks
                               Comparable Change                   Comparable Change
                          ----------------------------        ----------------------------
                             Total                              Total
                           Pulitzer             PNI            Pulitzer             PNI
                          ----------        ----------        ----------        ----------

Advertising Revenue              2.2%              7.0%              5.0%              9.1%
Total Revenue                    1.1%              5.5%              4.2%              6.6%


Note 2

Includes revenues of the St. Louis Post-Dispatch, Suburban Journals of Greater St. Louis, St. Louis e-media operations, and STL Distribution Services.


Note 3
Certain reclassifications have been made to the 2003 financial statements and statistical data to conform with the presentation made in 2004.

                                    - more -

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT


SELECTED STATISTICAL INFORMATION


                                     Four Weeks      Four Weeks                      52 Weeks       52 Weeks
                                       Ended           Ended                           Ended          Ended
                                    December 26,    December 28,                   December 26,   December 28,
                                        2004       2003 (Note 3)     Change            2004       2003 (Note 3)      Change
                                    ------------   -------------  ------------     ------------   -------------  ------------

ADVERTISING LINAGE
(in thousands of inches)

ST. LOUIS POST-DISPATCH:
  Advertising Inches
    Full run (all zones)
      Retail                                63.5           78.2          (18.8%)          736.7          785.6           (6.2%)
      National                              15.5           18.1          (14.4%)          177.0          198.1          (10.7%)
      Classified                            54.5           57.9           (5.9%)          964.5          995.5           (3.1%)
                                    ------------   ------------   ------------     ------------   ------------   ------------
        Total                              133.5          154.2          (13.4%)        1,878.2        1,979.2           (5.1%)
    Part run (Retail/Classified)            27.9           37.7          (26.0%)          479.5          487.4           (1.6%)
                                    ------------   ------------   ------------     ------------   ------------   ------------
        Total Inches                       161.4          191.9          (15.9%)        2,357.7        2,466.6           (4.4%)
                                    ============   ============   ============     ============   ============   ============

TUCSON NEWSPAPER AGENCY:
  Star/Citizen advertising inches
    Full run (all zones)
      Retail                               123.6          128.2           (3.6%)        1,447.1        1,498.7           (3.4%)
      National                               4.6            5.4          (14.8%)           71.8           89.1          (19.4%)
      Classified                           107.1          112.6           (4.9%)        1,659.0        1,560.0            6.3%
                                    ------------   ------------   ------------     ------------   ------------   ------------
        Total                              235.3          246.2           (4.4%)        3,177.9        3,147.8            1.0%
    Part run (Retail/Classified)             1.6            1.6            0.0%            22.2           29.0          (23.4%)
                                    ------------   ------------   ------------     ------------   ------------   ------------
        Total Inches                       236.9          247.8           (4.4%)        3,200.1        3,176.8            0.7%
                                    ============   ============   ============     ============   ============   ============

                                       Four Weeks      Four Weeks                      52 Weeks       52 Weeks
                                         Ended           Ended                          Ended           Ended
                                      December 26,   December 28,                    December 26,   December 28,
CIRCULATION (Note 4):                     2004           2003          Change            2004           2003          Change
                                      ------------   ------------   ------------     ------------   ------------   ------------

ST. LOUIS POST-DISPATCH:
    Daily                                  280,475        281,910           (0.5%)        291,626        285,216            2.2%
    Sunday                                 440,866        460,931           (4.4%)        450,664        459,594           (1.9%)

COMBINED PULITZER NEWSPAPERS, INC.:
    Daily                                  198,709        191,464            3.8%         192,390        190,882            0.8%
    Sunday                                 187,930        188,485           (0.3%)        189,089        190,077           (0.5%)

TUCSON NEWSPAPER AGENCY:
    Star Daily                             109,016        105,752            3.1%         106,618        103,844            2.7%
    Citizen Daily                           29,605         32,357           (8.5%)         30,937         33,370           (7.3%)
                                      ------------   ------------   ------------     ------------   ------------   ------------
      Combined Daily                       138,621        138,109            0.4%         137,555        137,214            0.2%

    Star Sunday                            170,467        173,141           (1.5%)        168,482        170,669           (1.3%)



                             Four Weeks      Four Weeks                     52 Weeks       52 Weeks
                               Ended           Ended                         Ended           Ended
ONLINE PAGE VIEWS           December 26,    December 28,                  December 26,    December 28,
(in thousands)                  2004       2003 (Note 3)     Change           2004       2003 (Note 3)     Change
                            ------------   ------------   ------------    ------------   ------------   ------------
St. Louis                         33,871         25,604           32.3%        393,029        258,019           52.3%

Combined PNI Web sites             9,336          7,346           27.1%        108,870         88,934           22.4%

Combined Tucson Web sites          7,842          6,433           21.9%         81,360         79,103            2.9%

                            ------------   ------------   ------------    ------------   ------------   ------------
        Totals                    51,049         39,383           29.6%        583,259        426,056           36.9%
                            ============   ============   ============    ============   ============   ============


Note 4

Year-to-date circulation levels represent averages (unaudited) for the current ABC annual audit periods ending September 30 and December 31 for the St. Louis Post-Dispatch and Tucson Newspaper Agency, respectively. Year-to-date PNI amounts represent combined averages (unaudited) for the annual periods ending December 31.

                                     - ### -